UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 13, 2009
DEVELOPERS DIVERSIFIED REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Ohio	01-11690	34-1723097

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 Enterprise Parkway, Beachwood, Ohio	44122

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (216) 755-5500
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On August 13, 2009, Developers Diversified Realty Corporation issued a press release announcing that it commenced three separate tender offers to purchase for cash portions of the aggregate principal amounts of its outstanding (1) 5.00% Notes due 2010 and 4.625% Notes due 2010, (2) 5.25% Notes due 2011 and 5.375% Notes due 2012 and (3) 5.50% Notes due 2015 and 7.50% Notes due 2018. A copy of the press release announcing the offers is filed hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

Exhibit Number	Description

99.1	Press Release, dated August 13, 2009, relating to Developers Diversified Realty Corporation’s offer to purchase portions of certain of its outstanding notes.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
By:	/s/ Joan U. Allgood
	Name:	Joan U. Allgood
	Title:	Executive Vice President — Corporate Transactions and Governance

     Date: August 13, 2009

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated August 13, 2009, relating to Developers Diversified Realty Corporation’s offer to purchase portions of certain of its outstanding notes.